EXHIBIT 10.28

                                 (SEAL)
                                            UNITED STATES DEPARTMENT OF COMMERCE
PROVISIONAL APPLICATION                     PATENT AND TRADEMARK OFFICE
FILING RECEIPT                              ASSISTANT SECRETARY AND COMMISSIONER
                                            OF PATENTS AND TRADEMARKS
                                            WASHINGTON, D.C. 20231

APPLICATION NUMBER   FILING DATE      FIL FEE REC'D   ATTORNEY DOCKET NO.  DRWGS
                                        $75.00        MANSPA 296           2

ROBERT M DOWNEY
701 BRICKELL AVENUE
SUITE 1480
MIAMI FL 33131

Receipt is acknowledged of this Provisional Application. This Provisional Application will not be examined for patentability. Be sure to provide the PROVISIONAL APPLICATION NUMBER, FILING DATE, NAME OF APPLICANT, and TITLE OF INVENTION when inquiring about this application. Fees transmitted by check or draft are subject to collection. Please verify the accuracy of the data presented on this receipt. If an error is noted on this Filing Receipt, please write to Box Provisional Application within 10 days of receipt. Please provide a copy of the Provisional Application Filing Receipt with the changes noted thereon. This Provisional Application will automatically be abandoned twelve
(12) months after its filing date and will not be subject to revival to restore it to pending status beyond a date which is after twelve (12) months from its filing date.

APPLICANT(S)       PIERRE G. MANSUR, MIAMI, FL.

FOREIGN FILING LICENSE GRANTED 12/03/96     * SMALL ENTITY *
TITLE
FLOOR WASHING APPARATUS

                                 (SEE REVERSE)